Earnings per share	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Earnings per share
8. Earnings per share
	2023	2022	2021

Net income attributable to shareholders of Novartis AG (USD millions)

- Continuing operations	8 568	6 049	22 908

- Discontinued operations	6 282	906	1 113

Net income attributable to shareholders of Novartis AG (USD millions)	14 850	6 955	24 021

Number of shares (in millions)
Weighted average number of shares outstanding used in basic earnings per share	2 077	2 181	2 243

Adjustment for vesting of restricted shares, restricted share units and dilutive shares from options	15	16	17

Weighted average number of shares in diluted earnings per share	2 092	2 197	2 260

Basic earnings per share (USD)
- Continuing operations	4.13	2.77	10.22

- Discontinued operations	3.02	0.42	0.49

Total basic earnings per share (USD)	7.15	3.19	10.71

Diluted earnings per share (USD)
- Continuing operations	4.10	2.76	10.14

- Discontinued operations	3.00	0.41	0.49

Total diluted earnings per share (USD)	7.10	3.17	10.63

Basic earnings per share (EPS) is calculated by dividing net income attributable to shareholders of Novartis AG by the weighted average number of shares outstanding in a reporting period. This calculation excludes the average number of issued shares purchased by the Company and held as treasury shares.
For diluted EPS, the weighted average number of shares outstanding is adjusted to assume the vesting of all restricted shares, restricted share units, and in 2022 and 2021 the conversion of all potentially dilutive shares arising from options on Novartis shares that have been issued. At December 31, 2023, there were no options on Novartis shares issued or outstanding.
No options were excluded from the calculation of diluted EPS in 2022 or 2021, as all options were dilutive in both years.